UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2022

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon 97210-1818
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 25, 2022, Schmitt Industries, Inc. (the “Company”) issued a press release providing additional context on a potential reverse merger with Proton Green, LLC (the “Merger”) and a potential spin-off of the Company’s Ample Hills business to the pre-Merger shareholders of the Company. Completion of the Merger is subject to the negotiation of a definitive merger agreement and related documentation, approval of the Merger and issuance of shares related to the Merger by the Company’s Board of Directors and shareholders, approval of the continued listing by Nasdaq of the Company common stock on the Nasdaq Capital Market on a post-Merger basis (which is anticipated to require raising additional financing in connection with the closing of the Merger), the completion of due diligence to the satisfaction of the parties, financing and satisfaction of other conditions that are to be negotiated as part of the definitive merger agreement. Accordingly, there can be no assurance that a merger agreement will be entered into or that the proposed Merger will be consummated. Further, readers are cautioned that those portions of the term sheet that describe the proposed Merger, including the consideration to be issued therein, are non-binding and provide no guarantee that a transaction will be completed. Accordingly, there can be no assurance that the Company’s efforts to consummate the transactions contemplated by the term sheet will be successful.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Special Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements in this Form 8-K. In addition, please refer to the risk factors contained in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended May 31, 2021 and our Quarterly Report on Form 10-Q for the three months ended February 28, 2022, available at www.sec.gov, under the caption Risk Factors and elsewhere. We do not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Schmitt Industries, Inc., issued on July 25, 2022, entitled “Schmitt Industries Comments on Potential Transaction with Proton Green.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

July 25, 2022	By:	/s/ Philip Bosco
		Name:	Philip Bosco
		Title:	Chief Financial Officer and Treasurer